UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Conditions.

On May 1, 2025, Eversource Energy (the “Company”) issued a news release announcing its unaudited results of operations for the three months ended March 31, 2025, and related financial information for certain of its subsidiaries as of and for the same period. A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2025, Eversource Energy filed an amendment to its Declaration of Trust (the “Amendment”) with the Secretary of the Commonwealth of Massachusetts to revise all provisions that require more than a majority vote to a majority-only vote and allow annual meetings of Shareholders to be held in person or virtually as the Board may determine.

As disclosed in Item 5.07 of this report, on May 1, 2025, the shareholders of the Company, by the affirmative vote of at least two-thirds of all common shares outstanding and entitled to vote on the matter, approved the proposal authorizing the Company to amend its Declaration of Trust as described above.

The Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

A complete copy of the Declaration of Trust, as amended, will be filed as an exhibit to Eversource Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)            On May 1, 2025, the Company held its 2025 Annual Meeting of Shareholders.

(b)           Shareholders voted on the proposals set forth below. For more information on the following proposals, see the Company’s Proxy Statement dated March 21, 2025. On March 4, 2025, the record date for the Annual Meeting, there were 361,081,902 common shares outstanding and entitled to vote. At the Annual Meeting, 325,317,538 common shares were represented, in person or by proxy, constituting a quorum.

(1)       Election of Trustees. The shareholders elected each of the nine nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	For	Against	Abstained	Broker Non-Votes
Cotton M. Cleveland	265,340,124	27,163,487	648,684	32,165,241
Linda Dorcena Forry	289,808,054	2,704,306	639,936	32,165,241
Gregory M. Jones	289,981,589	2,478,515	692,192	32,165,241
Lorretta D. Keane	289,078,743	3,416,375	657,178	32,165,241
John Y. Kim	286,788,692	5,628,455	735,150	32,165,241
David H. Long	285,804,153	6,613,996	734,147	32,165,241
Joseph R. Nolan, Jr.	273,601,075	18,135,254	1,415,967	32,165,241
Daniel J. Nova	280,517,566	11,929,253	705,477	32,165,241
Frederica M. Williams	264,241,149	28,198,229	712,917	32,165,241

(2)       The shareholders approved, on an advisory basis, the compensation of the Company’s 2024 Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
166,777,134	125,123,492	1,251,670	32,165,241

(3)       The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstained	Broker Non-Votes
299,369,403	25,086,109	862,026	0

(4)       The shareholders approved a proposed amendment to the Company’s Declaration of Trust to eliminate supermajority voting requirements and allow virtual annual meetings of shareholders.

For	Against	Abstained	Broker Non-Votes
286,040,724	6,091,716	1,019,857	32,165,241

(5)       The shareholders did not approve a shareholder proposal titled “Support an Independent Board Chairman.”

For	Against	Abstained	Broker Non-Votes
138,111,855	153,366,219	1,674,222	32,165,241

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On May 2, 2025, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the Company’s financial performance through the first quarter of 2025. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com. Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment to the Eversource Energy Declaration of Trust.
99.1	News Release of Eversource Energy dated May 1, 2025.
99.2	Financial Report for the three months ended March 31, 2025.
99.3	May 2, 2025, presentation slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

May 1, 2025	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer